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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 31, 1996
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                              THE GILLETTE COMPANY
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               (Exact name of registrant as specified in charter)


         DELAWARE                     1-922                      04-1366970
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(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)


Prudential Tower Building, Boston, Massachusetts                    02199
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    (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (617) 421-7000
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                        Exhibit Index appears on page 5.
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ITEM 5.    OTHER EVENTS

      At the close of business on December 31, 1996, the previously announced merger of a subsidiary of The Gillette Company ("Gillette") with Duracell International Inc. ("Duracell") was completed.

      A copy of a joint press release announcing that necessary actions to permit the merger to be completed had been taken by stockholders of Gillette and Duracell at special meetings held on December 30, 1996 is attached to this report as Exhibit 99.1 and is incorporated herein by reference.




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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

     99.1 Joint Press Release issued by The Gillette Company and Duracell International Inc. on December 30, 1996.








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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE GILLETTE COMPANY


                                        By: /s/ Thomas F. Skelly
                                            ---------------------------------
                                            Name: Thomas F. Skelly
                                            Title: Senior Vice President
                                                   and Chief Financial Officer


Date: December 31, 1996



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                                  EXHIBIT INDEX


 Exhibit No.               Description of Exhibits                       Page
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   99.1        Joint Press Release issued by The Gillette Company
               and Duracell International Inc. on December 30, 1996.






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